Press release

PHILADELPHIA, December 28, 2018

Statement Pursuant to Section 19(a) of the Investment Company Act of 1940: DDF

On December 28, 2018, Delaware Investments Dividend and Income Fund, Inc. (NYSE: DDF) (the “Fund”), a closed-end fund, paid a monthly distribution on its common stock of $0.0951 per share to shareholders of record at the close of business on December 14, 2018.

The following table sets forth the estimated amount of the sources of distribution for purposes of Section 19 of the Investment Company Act of 1940, as amended, and the related rules adopted thereunder. The Fund estimates the following percentages, of the total distribution amount per share, attributable to (i) net investment income, (ii) net realized short-term capital gain, (iii) net realized long-term capital gain and (iv) return of capital or other capital source. These percentages are disclosed for the current distribution as well as the fiscal year-to-date cumulative distribution amount per share for the Fund.

Current Distribution from:
	Per Share ($)%
Net Investment Income	0.0231	24.3%
Net Realized Short-Term Capital Gain	0.0000	0.0%
Net Realized Long-Term Capital Gain	0.0012	1.3%
Return of Capital or other Capital Source	0.0708	74.4%
Total (per common share)	0.0951	100.00%

Fiscal Year-to-Date Cumulative
Distributions from:
	Per Share ($)%
Net Investment Income	0.0231	24.3%
Net Realized Short-Term Capital Gain	0.0000	0.0%
Net Realized Long-Term Capital Gain	0.0012	1.3%
Return of Capital or other Capital Source	0.0708	74.4%
Total (per common share)	0.0951	100.00%

Shareholders should not draw any conclusions about the Fund’s investment performance from the amount of this distribution or from the terms of the Fund’s managed distribution policy. The amounts and sources of distributions reported in this 19(a) Notice are only estimates and are not being provided for tax reporting purposes. The actual amounts and sources of the amounts for tax reporting purposes will depend upon the Fund’s investment experience during the remainder of its fiscal year and may be subject to changes based on tax regulations. The Fund will send you a Form 1099-DIV for the calendar year that will tell you how to report these distributions for federal income tax purposes.

Subject to the foregoing, the Fund estimates (as of the date hereof) that it has distributed more than its income and net realized capital gains for the fiscal year ending November 30, 2019; therefore, a portion of your distribution may be a return of capital. A return of capital may occur for example, when some or all of the money that you invested in the Fund is paid back to you. A return of capital distribution does not necessarily reflect the Fund’s investment performance and should not be confused with ‘yield’ or ‘income.’

Presented below are return figures, based on the change in the Fund’s Net Asset Value per share (“NAV”), compared to the annualized distribution rate for this current distribution as a percentage of the NAV on the last business day of the month prior to distribution record date.

Fund Performance & Distribution Information

Fiscal Year to Date (12/01/2017 through 11/30/2018)
Annualized Distribution Rate as a Percentage of NAV^	10.29%
Cumulative Distribution Rate on NAV^^	0.86%
Cumulative Total Return on NAV*	2.55%

Average Annual Total Return on NAV for the 5 Year
Period Ending 11/30/18**	8.70%

^ Based on the Fund’s NAV as of November 30, 2018.

^^ Cumulative distribution rate is the cumulative amount of distributions paid during the Fund’s fiscal year ending November 30, 2019 based on the Fund’s NAV as of November 30, 2018.

*Cumulative fiscal year-to-date return is based on the change in NAV including distributions paid and assuming reinvestment of these distributions for the period December 1, 2017 through November 30, 2018.

**The 5 year average annual total return is based on change in NAV including distributions paid and assuming reinvestment of these distributions and is through the last business day of the month prior to the month of the current distribution record date.

While the NAV performance may be indicative of the Fund’s investment performance, it does not measure the value of a shareholder’s investment in the Fund. The value of a shareholder’s investment in the Fund is determined by the Fund’s market price, which is based on the supply and demand for the Fund’s shares in the open market.

About DDF

The Fund’s primary investment objective is to seek high current income; capital appreciation is a secondary objective. The Fund seeks to achieve its objectives by investing, under normal circumstances, at least 65% of its total assets in income-generating equity securities, including dividend-paying common stocks, convertible securities, preferred stocks, and other equity-related securities, which may include up to 25% in real estate investment trusts (REITs) and real estate industry operating companies. Up to 35% of the Fund's total assets may be invested in nonconvertible debt securities consisting primarily of high-yield, high-risk corporate bonds. In addition, the Fund utilizes leveraging techniques in an attempt to obtain a higher return for the Fund. There is no assurance that the Fund will achieve its investment objectives.

The Fund has implemented a managed distribution policy. Under the policy, the Fund is managed with a goal of generating as much of the distribution as possible from net investment income and short-term capital gains. The balance of the distribution will then come from long-term capital gains to the extent permitted, and if necessary, a return of capital. Even though the Fund may realize current year capital gains, such gains may be offset, in whole or in part, by the Fund’s capital loss carryovers from prior years.

Currently under the Fund’s managed distribution policy, the Fund makes monthly distributions to common shareholders at a targeted annual distribution rate of 10% of the Fund’s average net asset value (“NAV”) per share. The Fund will calculate the average NAV per share from the previous three full months immediately prior to the distribution based on the number of business days in those three months on which the NAV is calculated. The distribution will be calculated as 10% of the prior three month’s average NAV per share, divided by 12. The Fund will generally distribute amounts necessary to satisfy the Fund’s managed distribution policy and the requirements prescribed by excise tax rules and Subchapter M of the Internal Revenue Code. This distribution methodology is intended to provide shareholders with a consistent, but not guaranteed, income stream and a targeted annual distribution rate and is intended to narrow the discount between the market price and the NAV of the Fund’s common shares, but there is no assurance that the policy will be successful in doing so. The methodology for determining monthly distributions under the Fund’s managed distribution policy will be reviewed at least annually by the Fund’s Board of Directors, and the Fund will continue to evaluate its distribution in light of ongoing market conditions.

PAGE 2 | delawarefunds.com	© 2018 Macquarie Management Holdings, Inc.

The payment of dividend distributions in accordance with the managed distribution policy may result in a decrease in the Fund’s net assets. A decrease in the Fund’s net assets may cause an increase in the Fund’s annual operating expenses and a decrease in the Fund’s market price per share to the extent the market price correlates closely to the Fund’s net asset value per share. The managed distribution policy may also negatively affect the Fund’s investment activities to the extent that the Fund is required to hold larger cash positions than it typically would hold or to the extent that the Fund must liquidate securities that it would not have sold, for the purpose of paying the dividend distribution. The managed distribution policy may, under certain circumstances, cause the amounts of taxable distributions to exceed the amount minimally required to be distributed under the tax rules, such excess will be taxable as ordinary income to the extent loss carry forwards reduce the required amount of capital gains distributions in that year. Investors should consult their tax advisor regarding federal, state, and local tax considerations that may be applicable in their particular circumstances.

About Macquarie Investment Management

Macquarie Investment Management, a member of Macquarie Group, includes the former Delaware Investments and is a global asset manager with offices throughout the United States, Europe, Asia, and Australia. As active managers, we prioritize autonomy and accountability at the team level in pursuit of opportunities that matter for clients. Macquarie Investment Management is supported by the resources of Macquarie Group (ASX: MQG; ADR: MQBKY), a global provider of asset management, investment, banking, financial and advisory services.

Advisory services are provided by Macquarie Investment Management Business Trust, a registered investment advisor. Macquarie Group refers to Macquarie Group Limited and its subsidiaries and affiliates worldwide. For more information about Delaware FundsSM by Macquarie, visit delawarefunds.com or call 800 523-1918.

Other than Macquarie Bank Limited (MBL), none of the entities referred to in this document are authorized deposit-taking institutions for the purposes of the Banking Act 1959 (Commonwealth of Australia). The obligations of these entities do not represent deposits or other liabilities of MBL, a subsidiary of Macquarie Group Limited and an affiliate of Macquarie Investment Management. MBL does not guarantee or otherwise provide assurance in respect of the obligations of these entities, unless noted otherwise.

Contacts

Investors	Media contacts
Computershare	Daniela Palmieri
866 437-0252	215 255-8878
delawarefunds.com/closed-end
Jessica Fitzgerald
215 255-1336

PAGE 3 | delawarefunds.com	© 2018 Macquarie Management Holdings, Inc.

Press release

PHILADELPHIA, January 25, 2019

Statement Pursuant to Section 19(a) of the Investment Company Act of 1940: DDF

On January 25, 2019, Delaware Investments Dividend and Income Fund, Inc. (NYSE: DDF) (the “Fund”), a closed-end fund, paid a monthly distribution on its common stock of $0.0913 per share to shareholders of record at the close of business on January 15, 2019.

The following table sets forth the estimated amount of the sources of distribution for purposes of Section 19 of the Investment Company Act of 1940, as amended, and the related rules adopted thereunder. The Fund estimates the following percentages, of the total distribution amount per share, attributable to (i) net investment income, (ii) net realized short-term capital gain, (iii) net realized long-term capital gain and (iv) return of capital or other capital source. These percentages are disclosed for the current distribution as well as the fiscal year-to-date cumulative distribution amount per share for the Fund.

Current Distribution from:
	Per Share ($)%
Net Investment Income	0.0201	22.0%
Net Realized Short-Term Capital Gain	0.0482	52.8%
Net Realized Long-Term Capital Gain	0.0230	25.2%
Return of Capital or other Capital Source	0.0000	0.0%
Total (per common share)	0.0913	100.00%

Fiscal Year-to-Date Cumulative
Distributions from:
	Per Share ($)%
Net Investment Income	0.0432	23.2%
Net Realized Short-Term Capital Gain	0.0482	25.8%
Net Realized Long-Term Capital Gain	0.0242	13.0%
Return of Capital or other Capital Source	0.0708	38.0%
Total (per common share)	0.1864	100.00%

Shareholders should not draw any conclusions about the Fund’s investment performance from the amount of this distribution or from the terms of the Fund’s managed distribution policy. The amounts and sources of distributions reported in this 19(a) Notice are only estimates and are not being provided for tax reporting purposes. The actual amounts and sources of the amounts for tax reporting purposes will depend upon the Fund’s investment experience during the remainder of its fiscal year and may be subject to changes based on tax regulations. The Fund will send you a Form 1099-DIV for the calendar year that will tell you how to report these distributions for federal income tax purposes.

Subject to the foregoing, the Fund estimates (as of the date hereof) that it has distributed more than its income and net realized capital gains for the fiscal year ending November 30, 2019; therefore, a portion of your distribution may be a return of capital. A return of capital may occur for example, when some or all of the money that you invested in the Fund is paid back to you. A return of capital distribution does not necessarily reflect the Fund’s investment performance and should not be confused with ‘yield’ or ‘income.’

Presented below are return figures, based on the change in the Fund’s Net Asset Value per share (“NAV”), compared to the annualized distribution rate for this current distribution as a percentage of the NAV on the last business day of the month prior to distribution record date.

Fund Performance & Distribution Information

Fiscal Year to Date (12/01/2018 through 12/31/2018)
Annualized Distribution Rate as a Percentage of NAV^	10.95%
Cumulative Distribution Rate on NAV^^	1.86%
Cumulative Total Return on NAV*	-8.94%

Average Annual Total Return on NAV for the 5 Year
Period Ending 12/31/18**	6.32%

^ Based on the Fund’s NAV as of December 31, 2018.

^^ Cumulative distribution rate is the cumulative amount of distributions paid during the Fund’s fiscal year ending November 30, 2019 based on the Fund’s NAV as of December 31, 2018.

*Cumulative fiscal year-to-date return is based on the change in NAV including distributions paid and assuming reinvestment of these distributions for the period December 1, 2018 through December 31, 2018.

**The 5 year average annual total return is based on change in NAV including distributions paid and assuming reinvestment of these distributions and is through the last business day of the month prior to the month of the current distribution record date.

While the NAV performance may be indicative of the Fund’s investment performance, it does not measure the value of a shareholder’s investment in the Fund. The value of a shareholder’s investment in the Fund is determined by the Fund’s market price, which is based on the supply and demand for the Fund’s shares in the open market.

About DDF

The Fund’s primary investment objective is to seek high current income; capital appreciation is a secondary objective. The Fund seeks to achieve its objectives by investing, under normal circumstances, at least 65% of its total assets in income-generating equity securities, including dividend-paying common stocks, convertible securities, preferred stocks, and other equity-related securities, which may include up to 25% in real estate investment trusts (REITs) and real estate industry operating companies. Up to 35% of the Fund's total assets may be invested in nonconvertible debt securities consisting primarily of high-yield, high-risk corporate bonds. In addition, the Fund utilizes leveraging techniques in an attempt to obtain a higher return for the Fund. There is no assurance that the Fund will achieve its investment objectives.

The Fund has implemented a managed distribution policy. Under the policy, the Fund is managed with a goal of generating as much of the distribution as possible from net investment income and short-term capital gains. The balance of the distribution will then come from long-term capital gains to the extent permitted, and if necessary, a return of capital. Even though the Fund may realize current year capital gains, such gains may be offset, in whole or in part, by the Fund’s capital loss carryovers from prior years.

Currently under the Fund’s managed distribution policy, the Fund makes monthly distributions to common shareholders at a targeted annual distribution rate of 10% of the Fund’s average net asset value (“NAV”) per share. The Fund will calculate the average NAV per share from the previous three full months immediately prior to the distribution based on the number of business days in those three months on which the NAV is

PAGE 2 | delawarefunds.com	© 2018 Macquarie Management Holdings, Inc.

calculated. The distribution will be calculated as 10% of the prior three month’s average NAV per share, divided by 12. The Fund will generally distribute amounts necessary to satisfy the Fund’s managed distribution policy and the requirements prescribed by excise tax rules and Subchapter M of the Internal Revenue Code. This distribution methodology is intended to provide shareholders with a consistent, but not guaranteed, income stream and a targeted annual distribution rate and is intended to narrow the discount between the market price and the NAV of the Fund’s common shares, but there is no assurance that the policy will be successful in doing so. The methodology for determining monthly distributions under the Fund’s managed distribution policy will be reviewed at least annually by the Fund’s Board of Directors, and the Fund will continue to evaluate its distribution in light of ongoing market conditions.

The payment of dividend distributions in accordance with the managed distribution policy may result in a decrease in the Fund’s net assets. A decrease in the Fund’s net assets may cause an increase in the Fund’s annual operating expenses and a decrease in the Fund’s market price per share to the extent the market price correlates closely to the Fund’s net asset value per share. The managed distribution policy may also negatively affect the Fund’s investment activities to the extent that the Fund is required to hold larger cash positions than it typically would hold or to the extent that the Fund must liquidate securities that it would not have sold, for the purpose of paying the dividend distribution. The managed distribution policy may, under certain circumstances, cause the amounts of taxable distributions to exceed the amount minimally required to be distributed under the tax rules, such excess will be taxable as ordinary income to the extent loss carry forwards reduce the required amount of capital gains distributions in that year. Investors should consult their tax advisor regarding federal, state, and local tax considerations that may be applicable in their particular circumstances.

About Macquarie Investment Management

Macquarie Investment Management, a member of Macquarie Group, includes the former Delaware Investments and is a global asset manager with offices throughout the United States, Europe, Asia, and Australia. As active managers, we prioritize autonomy and accountability at the team level in pursuit of opportunities that matter for clients. Macquarie Investment Management is supported by the resources of Macquarie Group (ASX: MQG; ADR: MQBKY), a global provider of asset management, investment, banking, financial and advisory services.

Advisory services are provided by Macquarie Investment Management Business Trust, a registered investment advisor. Macquarie Group refers to Macquarie Group Limited and its subsidiaries and affiliates worldwide. For more information about Delaware FundsSM by Macquarie, visit delawarefunds.com or call 800 523-1918.

Other than Macquarie Bank Limited (MBL), none of the entities referred to in this document are authorized deposit-taking institutions for the purposes of the Banking Act 1959 (Commonwealth of Australia). The obligations of these entities do not represent deposits or other liabilities of MBL, a subsidiary of Macquarie Group Limited and an affiliate of Macquarie Investment Management. MBL does not guarantee or otherwise provide assurance in respect of the obligations of these entities, unless noted otherwise.

Contacts

Investors	Media contacts
Computershare	Daniela Palmieri
866 437-0252	215 255-8878
delawarefunds.com/closed-end
Jessica Fitzgerald
215 255-1336

PAGE 3 | delawarefunds.com	© 2018 Macquarie Management Holdings, Inc.

Press release

PHILADELPHIA, February 22, 2019

Statement Pursuant to Section 19(a) of the Investment Company Act of 1940: DDF

On February 22, 2019, Delaware Investments Dividend and Income Fund, Inc. (NYSE: DDF) (the “Fund”), a closed-end fund, paid a monthly distribution on its common stock of $0.0887 per share to shareholders of record at the close of business on February 15, 2019.

The following table sets forth the estimated amount of the sources of distribution for purposes of Section 19 of the Investment Company Act of 1940, as amended, and the related rules adopted thereunder. The Fund estimates the following percentages, of the total distribution amount per share, attributable to (i) net investment income, (ii) net realized short-term capital gain, (iii) net realized long-term capital gain and (iv) return of capital or other capital source. These percentages are disclosed for the current distribution as well as the fiscal year-to-date cumulative distribution amount per share for the Fund.

Current Distribution from:
	Per Share ($)%
Net Investment Income	0.0148	16.7%
Net Realized Short-Term Capital Gain	0.0000	0.0%
Net Realized Long-Term Capital Gain	0.0739	83.3%
Return of Capital or other Capital Source	0.0000	0.0%
Total (per common share)	0.0887	100.00%

Fiscal Year-to-Date Cumulative
Distributions from:
	Per Share ($)%
Net Investment Income	0.0580	21.1%
Net Realized Short-Term Capital Gain	0.0481	17.5%
Net Realized Long-Term Capital Gain	0.0982	35.7%
Return of Capital or other Capital Source	0.0708	25.7%
Total (per common share)	0.2751	100.00%

Shareholders should not draw any conclusions about the Fund’s investment performance from the amount of this distribution or from the terms of the Fund’s managed distribution policy. The amounts and sources of distributions reported in this 19(a) Notice are only estimates and are not being provided for tax reporting purposes. The actual amounts and sources of the amounts for tax reporting purposes will depend upon the Fund’s investment experience during the remainder of its fiscal year and may be subject to changes based on tax regulations. The Fund will send you a Form 1099-DIV for the calendar year that will tell you how to report these distributions for federal income tax purposes.

Subject to the foregoing, the Fund estimates (as of the date hereof) that it has distributed more than its income and net realized capital gains for the fiscal year ending November 30, 2019; therefore, a portion of your distribution may be a return of capital. A return of capital may occur for example, when some or all of the money that you invested in the Fund is paid back to you. A return of capital distribution does not necessarily reflect the Fund’s investment performance and should not be confused with ‘yield’ or ‘income.’

Presented below are return figures, based on the change in the Fund’s Net Asset Value per share (“NAV”), compared to the annualized distribution rate for this current distribution as a percentage of the NAV on the last business day of the month prior to distribution record date.

Fund Performance & Distribution Information

Fiscal Year to Date (12/01/2018 through 1/31/2019)
Annualized Distribution Rate as a Percentage of NAV^	9.78%
Cumulative Distribution Rate on NAV^^	2.53%
Cumulative Total Return on NAV*	-0.30%

Average Annual Total Return on NAV for the 5 Year Period Ending 1/31/19**	8.75%

^ Based on the Fund’s NAV as of January 31, 2019.

^^ Cumulative distribution rate is the cumulative amount of distributions paid during the Fund’s fiscal year ending November 30, 2019 based on the Fund’s NAV as of January 31, 2019.

*Cumulative fiscal year-to-date return is based on the change in NAV including distributions paid and assuming reinvestment of these distributions for the period December 1, 2018 through January 31, 2019.

**The 5 year average annual total return is based on change in NAV including distributions paid and assuming reinvestment of these distributions and is through the last business day of the month prior to the month of the current distribution record date.

While the NAV performance may be indicative of the Fund’s investment performance, it does not measure the value of a shareholder’s investment in the Fund. The value of a shareholder’s investment in the Fund is determined by the Fund’s market price, which is based on the supply and demand for the Fund’s shares in the open market.

About DDF

The Fund’s primary investment objective is to seek high current income; capital appreciation is a secondary objective. The Fund seeks to achieve its objectives by investing, under normal circumstances, at least 65% of its total assets in income-generating equity securities, including dividend-paying common stocks, convertible securities, preferred stocks, and other equity-related securities, which may include up to 25% in real estate investment trusts (REITs) and real estate industry operating companies. Up to 35% of the Fund's total assets may be invested in nonconvertible debt securities consisting primarily of high-yield, high-risk corporate bonds. In addition, the Fund utilizes leveraging techniques in an attempt to obtain a higher return for the Fund. There is no assurance that the Fund will achieve its investment objectives.

The Fund has implemented a managed distribution policy. Under the policy, the Fund is managed with a goal of generating as much of the distribution as possible from net investment income and short-term capital gains. The balance of the distribution will then come from long-term capital gains to the extent permitted, and if necessary, a return of capital. Even though the Fund may realize current year capital gains, such gains may be offset, in whole or in part, by the Fund’s capital loss carryovers from prior years.

Currently under the Fund’s managed distribution policy, the Fund makes monthly distributions to common shareholders at a targeted annual distribution rate of 10% of the Fund’s average net asset value (“NAV”) per share. The Fund will calculate the average NAV per share from the previous three full months immediately prior to the distribution based on the number of business days in those three months on which the NAV is calculated. The distribution will be calculated as 10% of the prior three month’s average NAV per share, divided by 12. The Fund will generally distribute amounts necessary to satisfy the Fund’s managed distribution policy and the requirements prescribed by excise tax rules and Subchapter M of the Internal Revenue Code. This distribution methodology is intended to provide shareholders with a consistent, but not guaranteed, income stream and a targeted annual distribution rate and is intended to narrow the discount between the market price and the NAV of the Fund’s common shares, but there is no assurance that the policy will be successful in doing so. The methodology for determining monthly distributions under the Fund’s managed distribution policy will be reviewed at least annually by the Fund’s Board of Directors, and the Fund will continue to evaluate its distribution in light of ongoing market conditions.

PAGE 2 | delawarefunds.com	© 2018 Macquarie Management Holdings, Inc.

The payment of dividend distributions in accordance with the managed distribution policy may result in a decrease in the Fund’s net assets. A decrease in the Fund’s net assets may cause an increase in the Fund’s annual operating expenses and a decrease in the Fund’s market price per share to the extent the market price correlates closely to the Fund’s net asset value per share. The managed distribution policy may also negatively affect the Fund’s investment activities to the extent that the Fund is required to hold larger cash positions than it typically would hold or to the extent that the Fund must liquidate securities that it would not have sold, for the purpose of paying the dividend distribution. The managed distribution policy may, under certain circumstances, cause the amounts of taxable distributions to exceed the amount minimally required to be distributed under the tax rules, such excess will be taxable as ordinary income to the extent loss carry forwards reduce the required amount of capital gains distributions in that year. Investors should consult their tax advisor regarding federal, state, and local tax considerations that may be applicable in their particular circumstances.

About Macquarie Investment Management

Macquarie Investment Management, a member of Macquarie Group, includes the former Delaware Investments and is a global asset manager with offices throughout the United States, Europe, Asia, and Australia. As active managers, we prioritize autonomy and accountability at the team level in pursuit of opportunities that matter for clients. Macquarie Investment Management is supported by the resources of Macquarie Group (ASX: MQG; ADR: MQBKY), a global provider of asset management, investment, banking, financial and advisory services.

Advisory services are provided by Macquarie Investment Management Business Trust, a registered investment advisor. Macquarie Group refers to Macquarie Group Limited and its subsidiaries and affiliates worldwide. For more information about Delaware FundsSM by Macquarie, visit delawarefunds.com or call 800 523-1918.

Other than Macquarie Bank Limited (MBL), none of the entities referred to in this document are authorized deposit-taking institutions for the purposes of the Banking Act 1959 (Commonwealth of Australia). The obligations of these entities do not represent deposits or other liabilities of MBL, a subsidiary of Macquarie Group Limited and an affiliate of Macquarie Investment Management. MBL does not guarantee or otherwise provide assurance in respect of the obligations of these entities, unless noted otherwise.

Contacts

Investors	Media contacts
Computershare	Daniela Palmieri
866 437-0252	215 255-8878
delawarefunds.com/closed-end
Jessica Fitzgerald
215 255-1336

PAGE 3 | delawarefunds.com	© 2018 Macquarie Management Holdings, Inc.

Press release

PHILADELPHIA, March 29, 2019

Statement Pursuant to Section 19(a) of the Investment Company Act of 1940: DDF

On March 29, 2019, Delaware Investments Dividend and Income Fund, Inc. (NYSE: DDF) (the “Fund”), a closed-end fund, paid a monthly distribution on its common stock of $0.0886 per share to shareholders of record at the close of business on March 22, 2019.

The following table sets forth the estimated amount of the sources of distribution for purposes of Section 19 of the Investment Company Act of 1940, as amended, and the related rules adopted thereunder. The Fund estimates the following percentages, of the total distribution amount per share, attributable to (i) net investment income, (ii) net realized short-term capital gain, (iii) net realized long-term capital gain and (iv) return of capital or other capital source. These percentages are disclosed for the current distribution as well as the fiscal year-to-date cumulative distribution amount per share for the Fund.

Current Distribution from:
	Per Share ($)%
Net Investment Income	0.0265	29.9%
Net Realized Short-Term Capital Gain	0.0486	54.9%
Net Realized Long-Term Capital Gain	0.0135	15.2%
Return of Capital or other Capital Source	0.0000	0.0%
Total (per common share)	0.0886	100.00%

Fiscal Year-to-Date Cumulative
Distributions from:
	Per Share ($)%
Net Investment Income	0.0845	23.2%
Net Realized Short-Term Capital Gain	0.0968	26.6%
Net Realized Long-Term Capital Gain	0.1116	30.7%
Return of Capital or other Capital Source	0.0708	19.5%
Total (per common share)	0.3637	100.00%

Shareholders should not draw any conclusions about the Fund’s investment performance from the amount of this distribution or from the terms of the Fund’s managed distribution policy. The amounts and sources of distributions reported in this 19(a) Notice are only estimates and are not being provided for tax reporting purposes. The actual amounts and sources of the amounts for tax reporting purposes will depend upon the Fund’s investment experience during the remainder of its fiscal year and may be subject to changes based on tax regulations. The Fund will send you a Form 1099-DIV for the calendar year that will tell you how to report these distributions for federal income tax purposes.

Subject to the foregoing, the Fund estimates (as of the date hereof) that it has distributed more than its income and net realized capital gains for the fiscal year ending November 30, 2019; therefore, a portion of your distribution may be a return of capital. A return of capital may occur for example, when some or all of the money that you invested in the Fund is paid back to you. A return of capital distribution does not necessarily reflect the Fund’s investment performance and should not be confused with ‘yield’ or ‘income.’

Presented below are return figures, based on the change in the Fund’s Net Asset Value per share (“NAV”), compared to the annualized distribution rate for this current distribution as a percentage of the NAV on the last business day of the month prior to distribution record date.

Fund Performance & Distribution Information

Fiscal Year to Date (12/01/2018 through 2/28/2019)
Annualized Distribution Rate as a Percentage of NAV^	9.59%
Cumulative Distribution Rate on NAV^^	3.28%
Cumulative Total Return on NAV*	2.32%

Average Annual Total Return on NAV for the 5 Year
Period Ending 2/28/19**	8.36%

^ Based on the Fund’s NAV as of February 28, 2019.

^^ Cumulative distribution rate is the cumulative amount of distributions paid during the Fund’s fiscal year ending November 30, 2019 based on the Fund’s NAV as of February 28, 2019.

*Cumulative fiscal year-to-date return is based on the change in NAV including distributions paid and assuming reinvestment of these distributions for the period December 1, 2018 through February 28, 2019.

**The 5 year average annual total return is based on change in NAV including distributions paid and assuming reinvestment of these distributions and is through the last business day of the month prior to the month of the current distribution record date.

While the NAV performance may be indicative of the Fund’s investment performance, it does not measure the value of a shareholder’s investment in the Fund. The value of a shareholder’s investment in the Fund is determined by the Fund’s market price, which is based on the supply and demand for the Fund’s shares in the open market.

About DDF

The Fund’s primary investment objective is to seek high current income; capital appreciation is a secondary objective. The Fund seeks to achieve its objectives by investing, under normal circumstances, at least 65% of its total assets in income-generating equity securities, including dividend-paying common stocks, convertible securities, preferred stocks, and other equity-related securities, which may include up to 25% in real estate investment trusts (REITs) and real estate industry operating companies. Up to 35% of the Fund's total assets may be invested in nonconvertible debt securities consisting primarily of high-yield, high-risk corporate bonds. In addition, the Fund utilizes leveraging techniques in an attempt to obtain a higher return for the Fund. There is no assurance that the Fund will achieve its investment objectives.

The Fund has implemented a managed distribution policy. Under the policy, the Fund is managed with a goal of generating as much of the distribution as possible from net investment income and short-term capital gains. The balance of the distribution will then come from long-term capital gains to the extent permitted, and if necessary, a return of capital. Even though the Fund may realize current year capital gains, such gains may be offset, in whole or in part, by the Fund’s capital loss carryovers from prior years.

PAGE 2 | delawarefunds.com	© 2019 Macquarie Management Holdings, Inc.

Currently under the Fund’s managed distribution policy, the Fund makes monthly distributions to common shareholders at a targeted annual distribution rate of 10% of the Fund’s average net asset value (“NAV”) per share. The Fund will calculate the average NAV per share from the previous three full months immediately prior to the distribution based on the number of business days in those three months on which the NAV is calculated. The distribution will be calculated as 10% of the prior three month’s average NAV per share, divided by 12. The Fund will generally distribute amounts necessary to satisfy the Fund’s managed distribution policy and the requirements prescribed by excise tax rules and Subchapter M of the Internal Revenue Code. This distribution methodology is intended to provide shareholders with a consistent, but not guaranteed, income stream and a targeted annual distribution rate and is intended to narrow the discount between the market price and the NAV of the Fund’s common shares, but there is no assurance that the policy will be successful in doing so. The methodology for determining monthly distributions under the Fund’s managed distribution policy will be reviewed at least annually by the Fund’s Board of Directors, and the Fund will continue to evaluate its distribution in light of ongoing market conditions.

The payment of dividend distributions in accordance with the managed distribution policy may result in a decrease in the Fund’s net assets. A decrease in the Fund’s net assets may cause an increase in the Fund’s annual operating expenses and a decrease in the Fund’s market price per share to the extent the market price correlates closely to the Fund’s net asset value per share. The managed distribution policy may also negatively affect the Fund’s investment activities to the extent that the Fund is required to hold larger cash positions than it typically would hold or to the extent that the Fund must liquidate securities that it would not have sold, for the purpose of paying the dividend distribution. The managed distribution policy may, under certain circumstances, cause the amounts of taxable distributions to exceed the amount minimally required to be distributed under the tax rules, such excess will be taxable as ordinary income to the extent loss carry forwards reduce the required amount of capital gains distributions in that year. Investors should consult their tax advisor regarding federal, state, and local tax considerations that may be applicable in their particular circumstances.

About Macquarie Investment Management

Macquarie Investment Management, a member of Macquarie Group, includes the former Delaware Investments and is a global asset manager with offices throughout the United States, Europe, Asia, and Australia. As active managers, we prioritize autonomy and accountability at the team level in pursuit of opportunities that matter for clients. Macquarie Investment Management is supported by the resources of Macquarie Group (ASX: MQG; ADR: MQBKY), a global provider of asset management, investment, banking, financial and advisory services.

Advisory services are provided by Macquarie Investment Management Business Trust, a registered investment advisor. Macquarie Group refers to Macquarie Group Limited and its subsidiaries and affiliates worldwide. For more information about Delaware Funds® by Macquarie, visit delawarefunds.com or call 800 523-1918.

Other than Macquarie Bank Limited (MBL), none of the entities referred to in this document are authorized deposit-taking institutions for the purposes of the Banking Act 1959 (Commonwealth of Australia). The obligations of these entities do not represent deposits or other liabilities of MBL, a subsidiary of Macquarie Group Limited and an affiliate of Macquarie Investment Management. MBL does not guarantee or otherwise provide assurance in respect of the obligations of these entities, unless noted otherwise.

Contacts

Investors	Media contacts
Computershare	Daniela Palmieri
866 437-0252	215 255-8878
delawarefunds.com/closed-end
Jessica Fitzgerald
215 255-1336

PAGE 3 | delawarefunds.com	© 2019 Macquarie Management Holdings, Inc.

Press release

PHILADELPHIA, April 26, 2019

Statement Pursuant to Section 19(a) of the Investment Company Act of 1940: DDF

On April 26, 2019, Delaware Investments Dividend and Income Fund, Inc. (NYSE: DDF) (the “Fund”), a closed-end fund, paid a monthly distribution on its common stock of $0.0905 per share to shareholders of record at the close of business on April 18, 2019.

The following table sets forth the estimated amount of the sources of distribution for purposes of Section 19 of the Investment Company Act of 1940, as amended, and the related rules adopted thereunder. The Fund estimates the following percentages, of the total distribution amount per share, attributable to (i) net investment income, (ii) net realized short-term capital gain, (iii) net realized long-term capital gain and (iv) return of capital or other capital source. These percentages are disclosed for the current distribution as well as the fiscal year-to-date cumulative distribution amount per share for the Fund.

Current Distribution from:
	Per Share ($)%
Net Investment Income	0.0245	27.1%
Net Realized Short-Term Capital Gain	0.0000	0.0%
Net Realized Long-Term Capital Gain	0.0660	72.9%
Return of Capital or other Capital Source	0.0000	0.0%
Total (per common share)	0.0905	100.00%

Fiscal Year-to-Date Cumulative
Distributions from:
	Per Share ($)%
Net Investment Income	0.1090	24.0%
Net Realized Short-Term Capital Gain	0.0858	18.9%
Net Realized Long-Term Capital Gain	0.1886	41.5%
Return of Capital or other Capital Source	0.0708	15.6%
Total (per common share)	0.4542	100.00%

Shareholders should not draw any conclusions about the Fund’s investment performance from the amount of this distribution or from the terms of the Fund’s managed distribution policy. The amounts and sources of distributions reported in this 19(a) Notice are only estimates and are not being provided for tax reporting purposes. The actual amounts and sources of the amounts for tax reporting purposes will depend upon the Fund’s investment experience during the remainder of its fiscal year and may be subject to changes based on tax regulations. The Fund will send you a Form 1099-DIV for the calendar year that will tell you how to report these distributions for federal income tax purposes.

Subject to the foregoing, the Fund estimates (as of the date hereof) that it has distributed more than its income and net realized capital gains for the fiscal year ending November 30, 2019; therefore, a portion of your distribution may be a return of capital. A return of capital may occur for example, when some or all of the money that you invested in the Fund is paid back to you. A return of capital distribution does not necessarily reflect the Fund’s investment performance and should not be confused with ‘yield’ or ‘income.’

Presented below are return figures, based on the change in the Fund’s Net Asset Value per share (“NAV”), compared to the annualized distribution rate for this current distribution as a percentage of the NAV on the last business day of the month prior to distribution record date.

Fund Performance & Distribution Information

Fiscal Year to Date (12/01/2018 through 3/29/2019)
Annualized Distribution Rate as a Percentage of NAV^	9.77%
Cumulative Distribution Rate on NAV^^	4.09%
Cumulative Total Return on NAV*	3.20%

Average Annual Total Return on NAV for the 5 Year
Period Ending 3/29/19**	8.10%

^ Based on the Fund’s NAV as of March 29, 2019.

^^ Cumulative distribution rate is the cumulative amount of distributions paid during the Fund’s fiscal year ending November 30, 2019 based on the Fund’s NAV as of March 29, 2019.

*Cumulative fiscal year-to-date return is based on the change in NAV including distributions paid and assuming reinvestment of these distributions for the period December 1, 2018 through March 29, 2019.

**The 5 year average annual total return is based on change in NAV including distributions paid and assuming reinvestment of these distributions and is through the last business day of the month prior to the month of the current distribution record date.

While the NAV performance may be indicative of the Fund’s investment performance, it does not measure the value of a shareholder’s investment in the Fund. The value of a shareholder’s investment in the Fund is determined by the Fund’s market price, which is based on the supply and demand for the Fund’s shares in the open market.

About DDF

The Fund’s primary investment objective is to seek high current income; capital appreciation is a secondary objective. The Fund seeks to achieve its objectives by investing, under normal circumstances, at least 65% of its total assets in income-generating equity securities, including dividend-paying common stocks, convertible securities, preferred stocks, and other equity-related securities, which may include up to 25% in real estate investment trusts (REITs) and real estate industry operating companies. Up to 35% of the Fund's total assets may be invested in nonconvertible debt securities consisting primarily of high-yield, high-risk corporate bonds. In addition, the Fund utilizes leveraging techniques in an attempt to obtain a higher return for the Fund. There is no assurance that the Fund will achieve its investment objectives.

The Fund has implemented a managed distribution policy. Under the policy, the Fund is managed with a goal of generating as much of the distribution as possible from net investment income and short-term capital gains. The balance of the distribution will then come from long-term capital gains to the extent permitted, and if necessary, a return of capital. Even though the Fund may realize current year capital gains, such gains may be offset, in whole or in part, by the Fund’s capital loss carryovers from prior years.

PAGE 2 | delawarefunds.com	© 2019 Macquarie Management Holdings, Inc.

Currently under the Fund’s managed distribution policy, the Fund makes monthly distributions to common shareholders at a targeted annual distribution rate of 10% of the Fund’s average net asset value (“NAV”) per share. The Fund will calculate the average NAV per share from the previous three full months immediately prior to the distribution based on the number of business days in those three months on which the NAV is calculated. The distribution will be calculated as 10% of the prior three month’s average NAV per share, divided by 12. The Fund will generally distribute amounts necessary to satisfy the Fund’s managed distribution policy and the requirements prescribed by excise tax rules and Subchapter M of the Internal Revenue Code. This distribution methodology is intended to provide shareholders with a consistent, but not guaranteed, income stream and a targeted annual distribution rate and is intended to narrow the discount between the market price and the NAV of the Fund’s common shares, but there is no assurance that the policy will be successful in doing so. The methodology for determining monthly distributions under the Fund’s managed distribution policy will be reviewed at least annually by the Fund’s Board of Directors, and the Fund will continue to evaluate its distribution in light of ongoing market conditions.

The payment of dividend distributions in accordance with the managed distribution policy may result in a decrease in the Fund’s net assets. A decrease in the Fund’s net assets may cause an increase in the Fund’s annual operating expenses and a decrease in the Fund’s market price per share to the extent the market price correlates closely to the Fund’s net asset value per share. The managed distribution policy may also negatively affect the Fund’s investment activities to the extent that the Fund is required to hold larger cash positions than it typically would hold or to the extent that the Fund must liquidate securities that it would not have sold, for the purpose of paying the dividend distribution. The managed distribution policy may, under certain circumstances, cause the amounts of taxable distributions to exceed the amount minimally required to be distributed under the tax rules, such excess will be taxable as ordinary income to the extent loss carry forwards reduce the required amount of capital gains distributions in that year. Investors should consult their tax advisor regarding federal, state, and local tax considerations that may be applicable in their particular circumstances.

About Macquarie Investment Management

Macquarie Investment Management, a member of Macquarie Group, includes the former Delaware Investments and is a global asset manager with offices throughout the United States, Europe, Asia, and Australia. As active managers, we prioritize autonomy and accountability at the team level in pursuit of opportunities that matter for clients. Macquarie Investment Management is supported by the resources of Macquarie Group (ASX: MQG; ADR: MQBKY), a global provider of asset management, investment, banking, financial and advisory services.

Advisory services are provided by Macquarie Investment Management Business Trust, a registered investment advisor. Macquarie Group refers to Macquarie Group Limited and its subsidiaries and affiliates worldwide. For more information about Delaware Funds® by Macquarie, visit delawarefunds.com or call 800 523-1918.

Other than Macquarie Bank Limited (MBL), none of the entities referred to in this document are authorized deposit-taking institutions for the purposes of the Banking Act 1959 (Commonwealth of Australia). The obligations of these entities do not represent deposits or other liabilities of MBL, a subsidiary of Macquarie Group Limited and an affiliate of Macquarie Investment Management. MBL does not guarantee or otherwise provide assurance in respect of the obligations of these entities, unless noted otherwise.

Contacts

Investors	Media contacts
Computershare	Daniela Palmieri
866 437-0252	215 255-8878
delawarefunds.com/closed-end
Jessica Fitzgerald
215 255-1336

PAGE 3 | delawarefunds.com	© 2019 Macquarie Management Holdings, Inc.

Press release

PHILADELPHIA, May 31, 2019

Statement Pursuant to Section 19(a) of the Investment Company Act of 1940: DDF

On May 31, 2019, Delaware Investments Dividend and Income Fund, Inc. (NYSE: DDF) (the “Fund”), a closed-end fund, paid a monthly distribution on its common stock of $0.0925 per share to shareholders of record at the close of business on May 24, 2019.

The following table sets forth the estimated amount of the sources of distribution for purposes of Section 19 of the Investment Company Act of 1940, as amended, and the related rules adopted thereunder. The Fund estimates the following percentages, of the total distribution amount per share, attributable to (i) net investment income, (ii) net realized short-term capital gain, (iii) net realized long-term capital gain and (iv) return of capital or other capital source. These percentages are disclosed for the current distribution as well as the fiscal year-to-date cumulative distribution amount per share for the Fund.

Current Distribution from:
	Per Share ($)%
Net Investment Income	0.0098	10.6%
Net Realized Short-Term Capital Gain	0.0171	18.5%
Net Realized Long-Term Capital Gain	0.0656	70.9%
Return of Capital or other Capital Source	0.0000	0.0%
Total (per common share)	0.0925	100.00%

Fiscal Year-to-Date Cumulative
Distributions from:
	Per Share ($)%
Net Investment Income	0.1188	21.7%
Net Realized Short-Term Capital Gain	0.1139	20.8%
Net Realized Long-Term Capital Gain	0.2432	44.5%
Return of Capital or other Capital Source	0.0708	13.0%
Total (per common share)	0.5467	100.00%

Shareholders should not draw any conclusions about the Fund’s investment performance from the amount of this distribution or from the terms of the Fund’s managed distribution policy. The amounts and sources of distributions reported in this 19(a) Notice are only estimates and are not being provided for tax reporting purposes. The actual amounts and sources of the amounts for tax reporting purposes will depend upon the Fund’s investment experience during the remainder of its fiscal year and may be subject to changes based on tax regulations. The Fund will send you a Form 1099-DIV for the calendar year that will tell you how to report these distributions for federal income tax purposes.

Subject to the foregoing, the Fund estimates (as of the date hereof) that it has distributed more than its income and net realized capital gains for the fiscal year ending November 30, 2019; therefore, a portion of your distribution may be a return of capital. A return of capital may occur for example, when some or all of the money that you invested in the Fund is paid back to you. A return of capital distribution does not necessarily reflect the Fund’s investment performance and should not be confused with ‘yield’ or ‘income.’

Presented below are return figures, based on the change in the Fund’s Net Asset Value per share (“NAV”), compared to the annualized distribution rate for this current distribution as a percentage of the NAV on the last business day of the month prior to distribution record date.

Fund Performance & Distribution Information

Fiscal Year to Date (12/01/2018 through 4/30/2019)
Annualized Distribution Rate as a Percentage of NAV^	9.94%
Cumulative Distribution Rate on NAV^^	4.89%
Cumulative Total Return on NAV*	4.44%

Average Annual Total Return on NAV for the 5 Year
Period Ending 4/30/19**	8.20%

^ Based on the Fund’s NAV as of April 30, 2019.

^^ Cumulative distribution rate is the cumulative amount of distributions paid during the Fund’s fiscal year ending November 30, 2019 based on the Fund’s NAV as of April 30, 2019.

*Cumulative fiscal year-to-date return is based on the change in NAV including distributions paid and assuming reinvestment of these distributions for the period December 1, 2018 through April 30, 2019.

**The 5 year average annual total return is based on change in NAV including distributions paid and assuming reinvestment of these distributions and is through the last business day of the month prior to the month of the current distribution record date.

While the NAV performance may be indicative of the Fund’s investment performance, it does not measure the value of a shareholder’s investment in the Fund. The value of a shareholder’s investment in the Fund is determined by the Fund’s market price, which is based on the supply and demand for the Fund’s shares in the open market.

About DDF

The Fund’s primary investment objective is to seek high current income; capital appreciation is a secondary objective. The Fund seeks to achieve its objectives by investing, under normal circumstances, at least 65% of its total assets in income-generating equity securities, including dividend-paying common stocks, convertible securities, preferred stocks, and other equity-related securities, which may include up to 25% in real estate investment trusts (REITs) and real estate industry operating companies. Up to 35% of the Fund's total assets may be invested in nonconvertible debt securities consisting primarily of high-yield, high-risk corporate bonds. In addition, the Fund utilizes leveraging techniques in an attempt to obtain a higher return for the Fund. There is no assurance that the Fund will achieve its investment objectives.

The Fund has implemented a managed distribution policy. Under the policy, the Fund is managed with a goal of generating as much of the distribution as possible from net investment income and short-term capital gains. The balance of the distribution will then come from long-term capital gains to the extent permitted, and if necessary, a return of capital. Even though the Fund may realize current year capital gains, such gains may be offset, in whole or in part, by the Fund’s capital loss carryovers from prior years.

Currently under the Fund’s managed distribution policy, the Fund makes monthly distributions to common shareholders at a targeted annual distribution rate of 10% of the Fund’s average net asset value (“NAV”) per share. The Fund will calculate the average NAV per share from the previous three full months immediately prior to the distribution based on the number of business days in those three months on which the NAV is calculated. The distribution will be calculated as 10% of the prior three month’s average NAV per share, divided by 12. The Fund will generally distribute amounts necessary to satisfy the Fund’s managed distribution policy and the requirements prescribed by excise tax rules and Subchapter M of the Internal Revenue Code. This distribution methodology is intended to provide shareholders with a consistent, but not guaranteed, income stream and a targeted annual distribution rate and is intended to narrow the discount between the market price and the NAV of the Fund’s common shares, but there is no assurance that the policy will be successful in doing so. The methodology for determining monthly distributions under the Fund’s managed distribution policy will be reviewed at least annually by the Fund’s Board of Directors, and the Fund will continue to evaluate its distribution in light of ongoing market conditions.

PAGE 2 | delawarefunds.com	© 2019 Macquarie Management Holdings, Inc.

The payment of dividend distributions in accordance with the managed distribution policy may result in a decrease in the Fund’s net assets. A decrease in the Fund’s net assets may cause an increase in the Fund’s annual operating expenses and a decrease in the Fund’s market price per share to the extent the market price correlates closely to the Fund’s net asset value per share. The managed distribution policy may also negatively affect the Fund’s investment activities to the extent that the Fund is required to hold larger cash positions than it typically would hold or to the extent that the Fund must liquidate securities that it would not have sold, for the purpose of paying the dividend distribution. The managed distribution policy may, under certain circumstances, cause the amounts of taxable distributions to exceed the amount minimally required to be distributed under the tax rules, such excess will be taxable as ordinary income to the extent loss carry forwards reduce the required amount of capital gains distributions in that year. Investors should consult their tax advisor regarding federal, state, and local tax considerations that may be applicable in their particular circumstances.

About Macquarie Investment Management

Macquarie Investment Management, a member of Macquarie Group, includes the former Delaware Investments and is a global asset manager with offices throughout the United States, Europe, Asia, and Australia. As active managers, we prioritize autonomy and accountability at the team level in pursuit of opportunities that matter for clients. Macquarie Investment Management is supported by the resources of Macquarie Group (ASX: MQG; ADR: MQBKY), a global provider of asset management, investment, banking, financial and advisory services.

Advisory services are provided by Macquarie Investment Management Business Trust, a registered investment advisor. Macquarie Group refers to Macquarie Group Limited and its subsidiaries and affiliates worldwide. For more information about Delaware Funds® by Macquarie, visit delawarefunds.com or call 800 523-1918.

Other than Macquarie Bank Limited (MBL), none of the entities referred to in this document are authorized deposit-taking institutions for the purposes of the Banking Act 1959 (Commonwealth of Australia). The obligations of these entities do not represent deposits or other liabilities of MBL, a subsidiary of Macquarie Group Limited and an affiliate of Macquarie Investment Management. MBL does not guarantee or otherwise provide assurance in respect of the obligations of these entities, unless noted otherwise.

Contacts

Investors	Media contacts
Computershare	Daniela Palmieri
866 437-0252	215 255-8878
delawarefunds.com/closed-end
Jessica Fitzgerald
215 255-1336

PAGE 3 | delawarefunds.com	© 2019 Macquarie Management Holdings, Inc.

Press release

PHILADELPHIA, June 28, 2019

Statement Pursuant to Section 19(a) of the Investment Company Act of 1940: DDF

On June 28, 2019, Delaware Investments Dividend and Income Fund, Inc. (NYSE: DDF) (the “Fund”), a closed-end fund, paid a monthly distribution on its common stock of $0.0918 per share to shareholders of record at the close of business on June 21, 2019.

The following table sets forth the estimated amount of the sources of distribution for purposes of Section 19 of the Investment Company Act of 1940, as amended, and the related rules adopted thereunder. The Fund estimates the following percentages, of the total distribution amount per share, attributable to (i) net investment income, (ii) net realized short-term capital gain, (iii) net realized long-term capital gain and (iv) return of capital or other capital source. These percentages are disclosed for the current distribution as well as the fiscal year-to-date cumulative distribution amount per share for the Fund.

Current Distribution from:
	Per Share ($)%
Net Investment Income	0.0303	33.0%
Net Realized Short-Term Capital Gain	0.0000	0.0%
Net Realized Long-Term Capital Gain	0.0615	67.0%
Return of Capital or other Capital Source	0.0000	0.0%
Total (per common share)	0.0918	100.00%

Fiscal Year-to-Date Cumulative
Distributions from:
	Per Share ($)%
Net Investment Income	0.1491	23.3%
Net Realized Short-Term Capital Gain	0.0676	10.6%
Net Realized Long-Term Capital Gain	0.3510	55.0%
Return of Capital or other Capital Source	0.0708	11.1%
Total (per common share)	0.6385	100.00%

Shareholders should not draw any conclusions about the Fund’s investment performance from the amount of this distribution or from the terms of the Fund’s managed distribution policy. The amounts and sources of distributions reported in this 19(a) Notice are only estimates and are not being provided for tax reporting purposes. The actual amounts and sources of the amounts for tax reporting purposes will depend upon the Fund’s investment experience during the remainder of its fiscal year and may be subject to changes based on tax regulations. The Fund will send you a Form 1099-DIV for the calendar year that will tell you how to report these distributions for federal income tax purposes.

Subject to the foregoing, the Fund estimates (as of the date hereof) that it has distributed more than its income and net realized capital gains for the fiscal year ending November 30, 2019; therefore, a portion of your distribution may be a return of capital. A return of capital may occur for example, when some or all of the money that you invested in the Fund is paid back to you. A return of capital distribution does not necessarily reflect the Fund’s investment performance and should not be confused with ‘yield’ or ‘income.’

Presented below are return figures, based on the change in the Fund’s Net Asset Value per share (“NAV”), compared to the annualized distribution rate for this current distribution as a percentage of the NAV on the last business day of the month prior to distribution record date.

Fund Performance & Distribution Information

Fiscal Year to Date (12/01/2018 through 5/31/2019)
Annualized Distribution Rate as a Percentage of NAV^	10.68%
Cumulative Distribution Rate on NAV^^	6.19%
Cumulative Total Return on NAV*	-2.92%

Average Annual Total Return on NAV for the 5 Year
Period Ending 5/31/19**	6.07%

^ Based on the Fund’s NAV as of May 31, 2019.

^^ Cumulative distribution rate is the cumulative amount of distributions paid during the Fund’s fiscal year ending November 30, 2019 based on the Fund’s NAV as of May 31, 2019.

*Cumulative fiscal year-to-date return is based on the change in NAV including distributions paid and assuming reinvestment of these distributions for the period December 1, 2018 through May 31, 2019.

**The 5 year average annual total return is based on change in NAV including distributions paid and assuming reinvestment of these distributions and is through the last business day of the month prior to the month of the current distribution record date.

While the NAV performance may be indicative of the Fund’s investment performance, it does not measure the value of a shareholder’s investment in the Fund. The value of a shareholder’s investment in the Fund is determined by the Fund’s market price, which is based on the supply and demand for the Fund’s shares in the open market.

About DDF

The Fund’s primary investment objective is to seek high current income; capital appreciation is a secondary objective. The Fund seeks to achieve its objectives by investing, under normal circumstances, at least 65% of its total assets in income-generating equity securities, including dividend-paying common stocks, convertible securities, preferred stocks, and other equity-related securities, which may include up to 25% in real estate investment trusts (REITs) and real estate industry operating companies. Up to 35% of the Fund's total assets may be invested in nonconvertible debt securities consisting primarily of high-yield, high-risk corporate bonds. In addition, the Fund utilizes leveraging techniques in an attempt to obtain a higher return for the Fund. There is no assurance that the Fund will achieve its investment objectives.

The Fund has implemented a managed distribution policy. Under the policy, the Fund is managed with a goal of generating as much of the distribution as possible from net investment income and short-term capital gains. The balance of the distribution will then come from long-term capital gains to the extent permitted, and if necessary, a return of capital. Even though the Fund may realize current year capital gains, such gains may be offset, in whole or in part, by the Fund’s capital loss carryovers from prior years.

Currently under the Fund’s managed distribution policy, the Fund makes monthly distributions to common shareholders at a targeted annual distribution rate of 10% of the Fund’s average net asset value (“NAV”) per share. The Fund will calculate the average NAV per share from the previous three full months immediately prior to the distribution based on the number of business days in those three months on which the NAV is calculated. The distribution will be calculated as 10% of the prior three month’s average NAV per share, divided by 12. The Fund will generally distribute amounts necessary to satisfy the Fund’s managed distribution policy and the requirements prescribed by excise tax rules and Subchapter M of the Internal Revenue Code. This distribution methodology is intended to provide shareholders with a consistent, but not guaranteed, income stream and a targeted annual distribution rate and is intended to narrow the discount between the market price and the NAV of the Fund’s common shares, but there is no assurance that the policy will be successful in doing so. The methodology for determining monthly distributions under the Fund’s managed distribution policy will be reviewed at least annually by the Fund’s Board of Directors, and the Fund will continue to evaluate its distribution in light of ongoing market conditions.

PAGE 2 | delawarefunds.com	© 2019 Macquarie Management Holdings, Inc.

The payment of dividend distributions in accordance with the managed distribution policy may result in a decrease in the Fund’s net assets. A decrease in the Fund’s net assets may cause an increase in the Fund’s annual operating expenses and a decrease in the Fund’s market price per share to the extent the market price correlates closely to the Fund’s net asset value per share. The managed distribution policy may also negatively affect the Fund’s investment activities to the extent that the Fund is required to hold larger cash positions than it typically would hold or to the extent that the Fund must liquidate securities that it would not have sold, for the purpose of paying the dividend distribution. The managed distribution policy may, under certain circumstances, cause the amounts of taxable distributions to exceed the amount minimally required to be distributed under the tax rules, such excess will be taxable as ordinary income to the extent loss carry forwards reduce the required amount of capital gains distributions in that year. Investors should consult their tax advisor regarding federal, state, and local tax considerations that may be applicable in their particular circumstances.

About Macquarie Investment Management

Macquarie Investment Management, a member of Macquarie Group, includes the former Delaware Investments and is a global asset manager with offices throughout the United States, Europe, Asia, and Australia. As active managers, we prioritize autonomy and accountability at the team level in pursuit of opportunities that matter for clients. Macquarie Investment Management is supported by the resources of Macquarie Group (ASX: MQG; ADR: MQBKY), a global provider of asset management, investment, banking, financial and advisory services.

Advisory services are provided by Macquarie Investment Management Business Trust, a registered investment advisor. Macquarie Group refers to Macquarie Group Limited and its subsidiaries and affiliates worldwide. For more information about Delaware Funds® by Macquarie, visit delawarefunds.com or call 800 523-1918.

Other than Macquarie Bank Limited (MBL), none of the entities referred to in this document are authorized deposit-taking institutions for the purposes of the Banking Act 1959 (Commonwealth of Australia). The obligations of these entities do not represent deposits or other liabilities of MBL, a subsidiary of Macquarie Group Limited and an affiliate of Macquarie Investment Management. MBL does not guarantee or otherwise provide assurance in respect of the obligations of these entities, unless noted otherwise.

Contacts

Investors	Media contacts
Computershare	Daniela Palmieri
866 437-0252	215 255-8878
delawarefunds.com/closed-end
Jessica Fitzgerald
215 255-1336

PAGE 3 | delawarefunds.com	© 2019 Macquarie Management Holdings, Inc.

Press release

PHILADELPHIA, July 26, 2019

Statement Pursuant to Section 19(a) of the Investment Company Act of 1940: DDF

On July 26, 2019, Delaware Investments Dividend and Income Fund, Inc. (NYSE: DDF) (the “Fund”), a closed-end fund, paid a monthly distribution on its common stock of $0.0911 per share to shareholders of record at the close of business on July 19, 2019.

The following table sets forth the estimated amount of the sources of distribution for purposes of Section 19 of the Investment Company Act of 1940, as amended, and the related rules adopted thereunder. The Fund estimates the following percentages, of the total distribution amount per share, attributable to (i) net investment income, (ii) net realized short-term capital gain, (iii) net realized long-term capital gain and (iv) return of capital or other capital source. These percentages are disclosed for the current distribution as well as the fiscal year-to-date cumulative distribution amount per share for the Fund.

Current Distribution from:
	Per Share ($)%
Net Investment Income	0.0177	19.4%
Net Realized Short-Term Capital Gain	0.0000	0.0%
Net Realized Long-Term Capital Gain	0.0734	80.6%
Return of Capital or other Capital Source	0.0000	0.0%
Total (per common share)	0.0911	100.00%

Fiscal Year-to-Date Cumulative
Distributions from:
	Per Share ($)%
Net Investment Income	0.1668	22.9%
Net Realized Short-Term Capital Gain	0.0682	9.3%
Net Realized Long-Term Capital Gain	0.4238	58.1%
Return of Capital or other Capital Source	0.0708	9.7%
Total (per common share)	0.7296	100.00%

Shareholders should not draw any conclusions about the Fund’s investment performance from the amount of this distribution or from the terms of the Fund’s managed distribution policy. The amounts and sources of distributions reported in this 19(a) Notice are only estimates and are not being provided for tax reporting purposes. The actual amounts and sources of the amounts for tax reporting purposes will depend upon the Fund’s investment experience during the remainder of its fiscal year and may be subject to changes based on tax regulations. The Fund will send you a Form 1099-DIV for the calendar year that will tell you how to report these distributions for federal income tax purposes.

Subject to the foregoing, the Fund estimates (as of the date hereof) that it has distributed more than its income and net realized capital gains for the fiscal year ending November 30, 2019; therefore, a portion of your distribution may be a return of capital. A return of capital may occur for example, when some or all of the money that you invested in the Fund is paid back to you. A return of capital distribution does not necessarily reflect the Fund’s investment performance and should not be confused with ‘yield’ or ‘income.’

Presented below are return figures, based on the change in the Fund’s Net Asset Value per share (“NAV”), compared to the annualized distribution rate for this current distribution as a percentage of the NAV on the last business day of the month prior to distribution record date.

Fund Performance & Distribution Information

Fiscal Year to Date (12/01/2018 through 6/28/2019)
Annualized Distribution Rate as a Percentage of NAV^	9.99%
Cumulative Distribution Rate on NAV^^	6.67%
Cumulative Total Return on NAV*	3.69%

Average Annual Total Return on NAV for the 5 Year
Period Ending 6/28/19**	7.01%

^ Based on the Fund’s NAV as of June 28, 2019.

^^ Cumulative distribution rate is the cumulative amount of distributions paid during the Fund’s fiscal year ending November 30, 2019 based on the Fund’s NAV as of June 28, 2019.

*Cumulative fiscal year-to-date return is based on the change in NAV including distributions paid and assuming reinvestment of these distributions for the period December 1, 2018 through June 28, 2019.

**The 5 year average annual total return is based on change in NAV including distributions paid and assuming reinvestment of these distributions and is through the last business day of the month prior to the month of the current distribution record date.

While the NAV performance may be indicative of the Fund’s investment performance, it does not measure the value of a shareholder’s investment in the Fund. The value of a shareholder’s investment in the Fund is determined by the Fund’s market price, which is based on the supply and demand for the Fund’s shares in the open market.

About DDF

The Fund’s primary investment objective is to seek high current income; capital appreciation is a secondary objective. The Fund seeks to achieve its objectives by investing, under normal circumstances, at least 65% of its total assets in income-generating equity securities, including dividend-paying common stocks, convertible securities, preferred stocks, and other equity-related securities, which may include up to 25% in real estate investment trusts (REITs) and real estate industry operating companies. Up to 35% of the Fund's total assets may be invested in nonconvertible debt securities consisting primarily of high-yield, high-risk corporate bonds. In addition, the Fund utilizes leveraging techniques in an attempt to obtain a higher return for the Fund. There is no assurance that the Fund will achieve its investment objectives.

The Fund has implemented a managed distribution policy. Under the policy, the Fund is managed with a goal of generating as much of the distribution as possible from net investment income and short-term capital gains. The balance of the distribution will then come from long-term capital gains to the extent permitted, and if necessary, a return of capital. Even though the Fund may realize current year capital gains, such gains may be offset, in whole or in part, by the Fund’s capital loss carryovers from prior years.

PAGE 2 | delawarefunds.com	© 2019 Macquarie Management Holdings, Inc.

Currently under the Fund’s managed distribution policy, the Fund makes monthly distributions to common shareholders at a targeted annual distribution rate of 10% of the Fund’s average net asset value (“NAV”) per share. The Fund will calculate the average NAV per share from the previous three full months immediately prior to the distribution based on the number of business days in those three months on which the NAV is calculated. The distribution will be calculated as 10% of the prior three month’s average NAV per share, divided by 12. The Fund will generally distribute amounts necessary to satisfy the Fund’s managed distribution policy and the requirements prescribed by excise tax rules and Subchapter M of the Internal Revenue Code. This distribution methodology is intended to provide shareholders with a consistent, but not guaranteed, income stream and a targeted annual distribution rate and is intended to narrow the discount between the market price and the NAV of the Fund’s common shares, but there is no assurance that the policy will be successful in doing so. The methodology for determining monthly distributions under the Fund’s managed distribution policy will be reviewed at least annually by the Fund’s Board of Directors, and the Fund will continue to evaluate its distribution in light of ongoing market conditions.

The payment of dividend distributions in accordance with the managed distribution policy may result in a decrease in the Fund’s net assets. A decrease in the Fund’s net assets may cause an increase in the Fund’s annual operating expenses and a decrease in the Fund’s market price per share to the extent the market price correlates closely to the Fund’s net asset value per share. The managed distribution policy may also negatively affect the Fund’s investment activities to the extent that the Fund is required to hold larger cash positions than it typically would hold or to the extent that the Fund must liquidate securities that it would not have sold, for the purpose of paying the dividend distribution. The managed distribution policy may, under certain circumstances, cause the amounts of taxable distributions to exceed the amount minimally required to be distributed under the tax rules, such excess will be taxable as ordinary income to the extent loss carry forwards reduce the required amount of capital gains distributions in that year. Investors should consult their tax advisor regarding federal, state, and local tax considerations that may be applicable in their particular circumstances.

About Macquarie Investment Management

Macquarie Investment Management, a member of Macquarie Group, includes the former Delaware Investments and is a global asset manager with offices throughout the United States, Europe, Asia, and Australia. As active managers, we prioritize autonomy and accountability at the team level in pursuit of opportunities that matter for clients. Macquarie Investment Management is supported by the resources of Macquarie Group (ASX: MQG; ADR: MQBKY), a global provider of asset management, investment, banking, financial and advisory services.

Advisory services are provided by Macquarie Investment Management Business Trust, a registered investment advisor. Macquarie Group refers to Macquarie Group Limited and its subsidiaries and affiliates worldwide. For more information about Delaware Funds® by Macquarie, visit delawarefunds.com or call 800 523-1918.

Other than Macquarie Bank Limited (MBL), none of the entities referred to in this document are authorized deposit-taking institutions for the purposes of the Banking Act 1959 (Commonwealth of Australia). The obligations of these entities do not represent deposits or other liabilities of MBL, a subsidiary of Macquarie Group Limited and an affiliate of Macquarie Investment Management. MBL does not guarantee or otherwise provide assurance in respect of the obligations of these entities, unless noted otherwise.

Contacts

Investors	Media contacts
Computershare	Daniela Palmieri
866 437-0252	215 255-8878
delawarefunds.com/closed-end
Jessica Fitzgerald
215 255-1336

PAGE 3 | delawarefunds.com	© 2019 Macquarie Management Holdings, Inc.

Press release

PHILADELPHIA, August 30, 2019

Statement Pursuant to Section 19(a) of the Investment Company Act of 1940: DDF

On August 30, 2019, Delaware Investments Dividend and Income Fund, Inc. (NYSE: DDF) (the “Fund”), a closed-end fund, paid a monthly distribution on its common stock of $0.0908 per share to shareholders of record at the close of business on August 23, 2019.

The following table sets forth the estimated amount of the sources of distribution for purposes of Section 19 of the Investment Company Act of 1940, as amended, and the related rules adopted thereunder. The Fund estimates the following percentages, of the total distribution amount per share, attributable to (i) net investment income, (ii) net realized short-term capital gain, (iii) net realized long-term capital gain and (iv) return of capital or other capital source. These percentages are disclosed for the current distribution as well as the fiscal year-to-date cumulative distribution amount per share for the Fund.

Current Distribution from:
	Per Share ($)%
Net Investment Income	0.0133	14.6%
Net Realized Short-Term Capital Gain	0.0000	0.0%
Net Realized Long-Term Capital Gain	0.0775	85.4%
Return of Capital or other Capital Source	0.0000	0.0%
Total (per common share)	0.0908	100.00%

Fiscal Year-to-Date Cumulative
Distributions from:
	Per Share ($)%
Net Investment Income	0.1801	22.0%
Net Realized Short-Term Capital Gain	0.0682	8.3%
Net Realized Long-Term Capital Gain	0.5013	61.1%
Return of Capital or other Capital Source	0.0708	8.6%
Total (per common share)	0.8204	100.00%

Shareholders should not draw any conclusions about the Fund’s investment performance from the amount of this distribution or from the terms of the Fund’s managed distribution policy. The amounts and sources of distributions reported in this 19(a) Notice are only estimates and are not being provided for tax reporting purposes. The actual amounts and sources of the amounts for tax reporting purposes will depend upon the Fund’s investment experience during the remainder of its fiscal year and may be subject to changes based on tax regulations. The Fund will send you a Form 1099-DIV for the calendar year that will tell you how to report these distributions for federal income tax purposes.

Subject to the foregoing, the Fund estimates (as of the date hereof) that it has distributed more than its income and net realized capital gains for the fiscal year ending November 30, 2019; therefore, a portion of your distribution may be a return of capital. A return of capital may occur for example, when some or all of the money that you invested in the Fund is paid back to you. A return of capital distribution does not necessarily reflect the Fund’s investment performance and should not be confused with ‘yield’ or ‘income.’

Presented below are return figures, based on the change in the Fund’s Net Asset Value per share (“NAV”), compared to the annualized distribution rate for this current distribution as a percentage of the NAV on the last business day of the month prior to distribution record date.

Fund Performance & Distribution Information

Fiscal Year to Date (12/01/2018 through 7/31/2019)
Annualized Distribution Rate as a Percentage of NAV^	9.90%
Cumulative Distribution Rate on NAV^^	7.45%
Cumulative Total Return on NAV*	4.99%

Average Annual Total Return on NAV for the 5 Year
Period Ending 7/31/19**	7.51%

^ Based on the Fund’s NAV as of July 31, 2019.

^^ Cumulative distribution rate is the cumulative amount of distributions paid during the Fund’s fiscal year ending November 30, 2019 based on the Fund’s NAV as of July 31, 2019.

*Cumulative fiscal year-to-date return is based on the change in NAV including distributions paid and assuming reinvestment of these distributions for the period December 1, 2018 through July 31, 2019.

**The 5 year average annual total return is based on change in NAV including distributions paid and assuming reinvestment of these distributions and is through the last business day of the month prior to the month of the current distribution record date.

While the NAV performance may be indicative of the Fund’s investment performance, it does not measure the value of a shareholder’s investment in the Fund. The value of a shareholder’s investment in the Fund is determined by the Fund’s market price, which is based on the supply and demand for the Fund’s shares in the open market.

About DDF

The Fund’s primary investment objective is to seek high current income; capital appreciation is a secondary objective. The Fund seeks to achieve its objectives by investing, under normal circumstances, at least 65% of its total assets in income-generating equity securities, including dividend-paying common stocks, convertible securities, preferred stocks, and other equity-related securities, which may include up to 25% in real estate investment trusts (REITs) and real estate industry operating companies. Up to 35% of the Fund's total assets may be invested in nonconvertible debt securities consisting primarily of high-yield, high-risk corporate bonds. In addition, the Fund utilizes leveraging techniques in an attempt to obtain a higher return for the Fund. There is no assurance that the Fund will achieve its investment objectives.

The Fund has implemented a managed distribution policy. Under the policy, the Fund is managed with a goal of generating as much of the distribution as possible from net investment income and short-term capital gains. The balance of the distribution will then come from long-term capital gains to the extent permitted, and if necessary, a return of capital. Even though the Fund may realize current year capital gains, such gains may be offset, in whole or in part, by the Fund’s capital loss carryovers from prior years.

Currently under the Fund’s managed distribution policy, the Fund makes monthly distributions to common shareholders at a targeted annual distribution rate of 10% of the Fund’s average net asset value (“NAV”) per share. The Fund will calculate the average NAV per share from the previous three full months immediately prior to the distribution based on the number of business days in those three months on which the NAV is calculated. The distribution will be calculated as 10% of the prior three month’s average NAV per share, divided by 12. The Fund will generally distribute amounts necessary to satisfy the Fund’s managed distribution policy and the requirements prescribed by excise tax rules and Subchapter M of the Internal Revenue Code. This distribution methodology is intended to provide shareholders with a consistent, but not guaranteed, income stream and a targeted annual distribution rate and is intended to narrow the discount between the market price and the NAV of the Fund’s common shares, but there is no assurance that the policy will be successful in doing so. The methodology for determining monthly distributions under the Fund’s managed distribution policy will be reviewed at least annually by the Fund’s Board of Directors, and the Fund will continue to evaluate its distribution in light of ongoing market conditions.

The payment of dividend distributions in accordance with the managed distribution policy may result in a decrease in the Fund’s net assets. A decrease in the Fund’s net assets may cause an increase in the Fund’s annual operating expenses and a decrease in the Fund’s market price per share to the extent the market price correlates closely to the Fund’s net asset value per share. The managed distribution policy may also negatively affect the Fund’s investment activities to the extent that the Fund is required to hold larger cash positions than it typically would hold or to the extent that the Fund must liquidate securities that it would not have sold, for the purpose of paying the dividend distribution. The managed distribution policy may, under certain circumstances, cause the amounts of taxable distributions to exceed the amount minimally required to be distributed under the tax rules, such excess will be taxable as ordinary income to the extent loss carry forwards reduce the required amount of capital gains distributions in that year. Investors should consult their tax advisor regarding federal, state, and local tax considerations that may be applicable in their particular circumstances.

About Macquarie Investment Management

Macquarie Investment Management, a member of Macquarie Group, includes the former Delaware Investments and is a global asset manager with offices throughout the United States, Europe, Asia, and Australia. As active managers, we prioritize autonomy and accountability at the team level in pursuit of opportunities that matter for clients. Macquarie Investment Management is supported by the resources of Macquarie Group (ASX: MQG; ADR: MQBKY), a global provider of asset management, investment, banking, financial and advisory services.

Advisory services are provided by Macquarie Investment Management Business Trust, a registered investment advisor. Macquarie Group refers to Macquarie Group Limited and its subsidiaries and affiliates worldwide. For more information about Delaware Funds® by Macquarie, visit delawarefunds.com or call 800 523-1918.

Other than Macquarie Bank Limited (MBL), none of the entities referred to in this document are authorized deposit-taking institutions for the purposes of the Banking Act 1959 (Commonwealth of Australia). The obligations of these entities do not represent deposits or other liabilities of MBL, a subsidiary of Macquarie Group Limited and an affiliate of Macquarie Investment Management. MBL does not guarantee or otherwise provide assurance in respect of the obligations of these entities, unless noted otherwise.

Contacts

Investors	Media contacts
Computershare	Daniela Palmieri
866 437-0252	215 255-8878
delawarefunds.com/closed-end
Jessica Fitzgerald
215 255-1336

Press release

PHILADELPHIA, September 27, 2019

Statement Pursuant to Section 19(a) of the Investment Company Act of 1940: DDF

On September 27, 2019, Delaware Investments Dividend and Income Fund, Inc. (NYSE: DDF) (the “Fund”), a closed-end fund, paid a monthly distribution on its common stock of $0.0903 per share to shareholders of record at the close of business on September 20, 2019.

The following table sets forth the estimated amount of the sources of distribution for purposes of Section 19 of the Investment Company Act of 1940, as amended, and the related rules adopted thereunder. The Fund estimates the following percentages, of the total distribution amount per share, attributable to (i) net investment income, (ii) net realized short-term capital gain, (iii) net realized long-term capital gain and (iv) return of capital or other capital source. These percentages are disclosed for the current distribution as well as the fiscal year-to-date cumulative distribution amount per share for the Fund.

Current Distribution from:
	Per Share ($)%
Net Investment Income	0.0449	49.7%
Net Realized Short-Term Capital Gain	0.0000	0.0%
Net Realized Long-Term Capital Gain	0.0454	50.3%
Return of Capital or other Capital Source	0.0000	0.0%
Total (per common share)	0.0903	100.00%

Fiscal Year-to-Date Cumulative
Distributions from:
	Per Share ($)%
Net Investment Income	0.2250	24.7%
Net Realized Short-Term Capital Gain	0.0000	0.0%
Net Realized Long-Term Capital Gain	0.6149	67.5%
Return of Capital or other Capital Source	0.0708	7.8%
Total (per common share)	0.9107	100.00%

Shareholders should not draw any conclusions about the Fund’s investment performance from the amount of this distribution or from the terms of the Fund’s managed distribution policy. The amounts and sources of distributions reported in this 19(a) Notice are only estimates and are not being provided for tax reporting purposes. The actual amounts and sources of the amounts for tax reporting purposes will depend upon the Fund’s investment experience during the remainder of its fiscal year and may be subject to changes based on tax regulations. The Fund will send you a Form 1099-DIV for the calendar year that will tell you how to report these distributions for federal income tax purposes.

Subject to the foregoing, the Fund estimates (as of the date hereof) that it has distributed more than its income and net realized capital gains for the fiscal year ending November 30, 2019; therefore, a portion of your distribution may be a return of capital. A return of capital may occur for example, when some or all of the money that you invested in the Fund is paid back to you. A return of capital distribution does not necessarily reflect the Fund’s investment performance and should not be confused with ‘yield’ or ‘income.’

Presented below are return figures, based on the change in the Fund’s Net Asset Value per share (“NAV”), compared to the annualized distribution rate for this current distribution as a percentage of the NAV on the last business day of the month prior to distribution record date.

Fund Performance & Distribution Information

Fiscal Year to Date (12/01/2018 through 8/30/2019)
Annualized Distribution Rate as a Percentage of NAV^	10.14%
Cumulative Distribution Rate on NAV^^	8.52%
Cumulative Total Return on NAV*	2.62%

Average Annual Total Return on NAV for the 5 Year
Period Ending 8/30/19**	6.24%

^ Based on the Fund’s NAV as of August 30, 2019.

^^ Cumulative distribution rate is the cumulative amount of distributions paid during the Fund’s fiscal year ending November 30, 2019 based on the Fund’s NAV as of August 30, 2019.

*Cumulative fiscal year-to-date return is based on the change in NAV including distributions paid and assuming reinvestment of these distributions for the period December 1, 2018 through August 30, 2019.

**The 5 year average annual total return is based on change in NAV including distributions paid and assuming reinvestment of these distributions and is through the last business day of the month prior to the month of the current distribution record date.

While the NAV performance may be indicative of the Fund’s investment performance, it does not measure the value of a shareholder’s investment in the Fund. The value of a shareholder’s investment in the Fund is determined by the Fund’s market price, which is based on the supply and demand for the Fund’s shares in the open market.

About DDF

The Fund’s primary investment objective is to seek high current income; capital appreciation is a secondary objective. The Fund seeks to achieve its objectives by investing, under normal circumstances, at least 65% of its total assets in income-generating equity securities, including dividend-paying common stocks, convertible securities, preferred stocks, and other equity-related securities, which may include up to 25% in real estate investment trusts (REITs) and real estate industry operating companies. Up to 35% of the Fund's total assets may be invested in nonconvertible debt securities consisting primarily of high-yield, high-risk corporate bonds. In addition, the Fund utilizes leveraging techniques in an attempt to obtain a higher return for the Fund. There is no assurance that the Fund will achieve its investment objectives.

The Fund has implemented a managed distribution policy. Under the policy, the Fund is managed with a goal of generating as much of the distribution as possible from net investment income and short-term capital gains. The balance of the distribution will then come from long-term capital gains to the extent permitted, and if necessary, a return of capital. Even though the Fund may realize current year capital gains, such gains may be offset, in whole or in part, by the Fund’s capital loss carryovers from prior years.

PAGE 2 | delawarefunds.com	© 2019 Macquarie Management Holdings, Inc.

Currently under the Fund’s managed distribution policy, the Fund makes monthly distributions to common shareholders at a targeted annual distribution rate of 10% of the Fund’s average net asset value (“NAV”) per share. The Fund will calculate the average NAV per share from the previous three full months immediately prior to the distribution based on the number of business days in those three months on which the NAV is calculated. The distribution will be calculated as 10% of the prior three month’s average NAV per share, divided by 12. The Fund will generally distribute amounts necessary to satisfy the Fund’s managed distribution policy and the requirements prescribed by excise tax rules and Subchapter M of the Internal Revenue Code. This distribution methodology is intended to provide shareholders with a consistent, but not guaranteed, income stream and a targeted annual distribution rate and is intended to narrow the discount between the market price and the NAV of the Fund’s common shares, but there is no assurance that the policy will be successful in doing so. The methodology for determining monthly distributions under the Fund’s managed distribution policy will be reviewed at least annually by the Fund’s Board of Directors, and the Fund will continue to evaluate its distribution in light of ongoing market conditions.

The payment of dividend distributions in accordance with the managed distribution policy may result in a decrease in the Fund’s net assets. A decrease in the Fund’s net assets may cause an increase in the Fund’s annual operating expenses and a decrease in the Fund’s market price per share to the extent the market price correlates closely to the Fund’s net asset value per share. The managed distribution policy may also negatively affect the Fund’s investment activities to the extent that the Fund is required to hold larger cash positions than it typically would hold or to the extent that the Fund must liquidate securities that it would not have sold, for the purpose of paying the dividend distribution. The managed distribution policy may, under certain circumstances, cause the amounts of taxable distributions to exceed the amount minimally required to be distributed under the tax rules, such excess will be taxable as ordinary income to the extent loss carry forwards reduce the required amount of capital gains distributions in that year. Investors should consult their tax advisor regarding federal, state, and local tax considerations that may be applicable in their particular circumstances.

About Macquarie Investment Management

Macquarie Investment Management, a member of Macquarie Group, includes the former Delaware Investments and is a global asset manager with offices throughout the United States, Europe, Asia, and Australia. As active managers, we prioritize autonomy and accountability at the team level in pursuit of opportunities that matter for clients. Macquarie Investment Management is supported by the resources of Macquarie Group (ASX: MQG; ADR: MQBKY), a global provider of asset management, investment, banking, financial and advisory services.

Advisory services are provided by Macquarie Investment Management Business Trust, a registered investment advisor. Macquarie Group refers to Macquarie Group Limited and its subsidiaries and affiliates worldwide. For more information about Delaware Funds® by Macquarie, visit delawarefunds.com or call 800 523-1918.

Other than Macquarie Bank Limited (MBL), none of the entities referred to in this document are authorized deposit-taking institutions for the purposes of the Banking Act 1959 (Commonwealth of Australia). The obligations of these entities do not represent deposits or other liabilities of MBL, a subsidiary of Macquarie Group Limited and an affiliate of Macquarie Investment Management. MBL does not guarantee or otherwise provide assurance in respect of the obligations of these entities, unless noted otherwise.

Contacts

Investors	Media contacts
Computershare	Daniela Palmieri
866 437-0252	215 255-8878
delawarefunds.com/closed-end
Jessica Fitzgerald
215 255-1336

PAGE 3 | delawarefunds.com	© 2019 Macquarie Management Holdings, Inc.

Press release

PHILADELPHIA, October 25, 2019

Statement Pursuant to Section 19(a) of the Investment Company Act of 1940: DDF

On October 25, 2019, Delaware Investments Dividend and Income Fund, Inc. (NYSE: DDF) (the “Fund”), a closed-end fund, paid a monthly distribution on its common stock of $0.0908 per share to shareholders of record at the close of business on October 18, 2019.

The following table sets forth the estimated amount of the sources of distribution for purposes of Section 19 of the Investment Company Act of 1940, as amended, and the related rules adopted thereunder. The Fund estimates the following percentages, of the total distribution amount per share, attributable to (i) net investment income, (ii) net realized short-term capital gain, (iii) net realized long-term capital gain and (iv) return of capital or other capital source. These percentages are disclosed for the current distribution as well as the fiscal year-to-date cumulative distribution amount per share for the Fund.

Current Distribution from:
	Per Share ($)%
Net Investment Income	0.0129	14.2%
Net Realized Short-Term Capital Gain	0.0000	0.0%
Net Realized Long-Term Capital Gain	0.0779	85.8%
Return of Capital or other Capital Source	0.0000	0.0%
Total (per common share)	0.0908	100.00%

Fiscal Year-to-Date Cumulative
Distributions from:
	Per Share ($)%
Net Investment Income	0.2379	23.7%
Net Realized Short-Term Capital Gain	0.0000	0.0%
Net Realized Long-Term Capital Gain	0.6928	69.2%
Return of Capital or other Capital Source	0.0708	7.1%
Total (per common share)	1.0015	100.00%

Shareholders should not draw any conclusions about the Fund’s investment performance from the amount of this distribution or from the terms of the Fund’s managed distribution policy. The amounts and sources of distributions reported in this 19(a) Notice are only estimates and are not being provided for tax reporting purposes. The actual amounts and sources of the amounts for tax reporting purposes will depend upon the Fund’s investment experience during the remainder of its fiscal year and may be subject to changes based on tax regulations. The Fund will send you a Form 1099-DIV for the calendar year that will tell you how to report these distributions for federal income tax purposes.

Subject to the foregoing, the Fund estimates (as of the date hereof) that it has distributed more than its income and net realized capital gains for the fiscal year ending November 30, 2019; therefore, a portion of your distribution may be a return of capital. A return of capital may occur for example, when some or all of the money that you invested in the Fund is paid back to you. A return of capital distribution does not necessarily reflect the Fund’s investment performance and should not be confused with ‘yield’ or ‘income.’

Presented below are return figures, based on the change in the Fund’s Net Asset Value per share (“NAV”), compared to the annualized distribution rate for this current distribution as a percentage of the NAV on the last business day of the month prior to distribution record date.

Fund Performance & Distribution Information

Fiscal Year to Date (12/01/2018 through 9/30/2019)
Annualized Distribution Rate as a Percentage of NAV^	9.97%
Cumulative Distribution Rate on NAV^^	9.16%
Cumulative Total Return on NAV*	5.61%

Average Annual Total Return on NAV for the 5 Year
Period Ending 9/30/19**	7.57%

^ Based on the Fund’s NAV as of September 30, 2019.

^^ Cumulative distribution rate is the cumulative amount of distributions paid during the Fund’s fiscal year ending November 30, 2019 based on the Fund’s NAV as of September 30, 2019.

*Cumulative fiscal year-to-date return is based on the change in NAV including distributions paid and assuming reinvestment of these distributions for the period December 1, 2018 through September 30, 2019.

**The 5 year average annual total return is based on change in NAV including distributions paid and assuming reinvestment of these distributions and is through the last business day of the month prior to the month of the current distribution record date.

While the NAV performance may be indicative of the Fund’s investment performance, it does not measure the value of a shareholder’s investment in the Fund. The value of a shareholder’s investment in the Fund is determined by the Fund’s market price, which is based on the supply and demand for the Fund’s shares in the open market.

About DDF

The Fund’s primary investment objective is to seek high current income; capital appreciation is a secondary objective. The Fund seeks to achieve its objectives by investing, under normal circumstances, at least 65% of its total assets in income-generating equity securities, including dividend-paying common stocks, convertible securities, preferred stocks, and other equity-related securities, which may include up to 25% in real estate investment trusts (REITs) and real estate industry operating companies. Up to 35% of the Fund's total assets may be invested in nonconvertible debt securities consisting primarily of high-yield, high-risk corporate bonds. In addition, the Fund utilizes leveraging techniques in an attempt to obtain a higher return for the Fund. There is no assurance that the Fund will achieve its investment objectives.

The Fund has implemented a managed distribution policy. Under the policy, the Fund is managed with a goal of generating as much of the distribution as possible from net investment income and short-term capital gains. The balance of the distribution will then come from long-term capital gains to the extent permitted, and if necessary, a return of capital. Even though the Fund may realize current year capital gains, such gains may be offset, in whole or in part, by the Fund’s capital loss carryovers from prior years.

PAGE 2 | delawarefunds.com	© 2019 Macquarie Management Holdings, Inc.

Currently under the Fund’s managed distribution policy, the Fund makes monthly distributions to common shareholders at a targeted annual distribution rate of 10% of the Fund’s average net asset value (“NAV”) per share. The Fund will calculate the average NAV per share from the previous three full months immediately prior to the distribution based on the number of business days in those three months on which the NAV is calculated. The distribution will be calculated as 10% of the prior three month’s average NAV per share, divided by 12. The Fund will generally distribute amounts necessary to satisfy the Fund’s managed distribution policy and the requirements prescribed by excise tax rules and Subchapter M of the Internal Revenue Code. This distribution methodology is intended to provide shareholders with a consistent, but not guaranteed, income stream and a targeted annual distribution rate and is intended to narrow the discount between the market price and the NAV of the Fund’s common shares, but there is no assurance that the policy will be successful in doing so. The methodology for determining monthly distributions under the Fund’s managed distribution policy will be reviewed at least annually by the Fund’s Board of Directors, and the Fund will continue to evaluate its distribution in light of ongoing market conditions.

The payment of dividend distributions in accordance with the managed distribution policy may result in a decrease in the Fund’s net assets. A decrease in the Fund’s net assets may cause an increase in the Fund’s annual operating expenses and a decrease in the Fund’s market price per share to the extent the market price correlates closely to the Fund’s net asset value per share. The managed distribution policy may also negatively affect the Fund’s investment activities to the extent that the Fund is required to hold larger cash positions than it typically would hold or to the extent that the Fund must liquidate securities that it would not have sold, for the purpose of paying the dividend distribution. The managed distribution policy may, under certain circumstances, cause the amounts of taxable distributions to exceed the amount minimally required to be distributed under the tax rules, such excess will be taxable as ordinary income to the extent loss carry forwards reduce the required amount of capital gains distributions in that year. Investors should consult their tax advisor regarding federal, state, and local tax considerations that may be applicable in their particular circumstances.

About Macquarie Investment Management

Macquarie Investment Management, a member of Macquarie Group, includes the former Delaware Investments and is a global asset manager with offices throughout the United States, Europe, Asia, and Australia. As active managers, we prioritize autonomy and accountability at the team level in pursuit of opportunities that matter for clients. Macquarie Investment Management is supported by the resources of Macquarie Group (ASX: MQG; ADR: MQBKY), a global provider of asset management, investment, banking, financial and advisory services.

Advisory services are provided by Macquarie Investment Management Business Trust, a registered investment advisor. Macquarie Group refers to Macquarie Group Limited and its subsidiaries and affiliates worldwide. For more information about Delaware Funds® by Macquarie, visit delawarefunds.com or call 800 523-1918.

Other than Macquarie Bank Limited (MBL), none of the entities referred to in this document are authorized deposit-taking institutions for the purposes of the Banking Act 1959 (Commonwealth of Australia). The obligations of these entities do not represent deposits or other liabilities of MBL, a subsidiary of Macquarie Group Limited and an affiliate of Macquarie Investment Management. MBL does not guarantee or otherwise provide assurance in respect of the obligations of these entities, unless noted otherwise.

Contacts

Investors	Media contacts
Computershare	Daniela Palmieri
866 437-0252	215 255-8878
delawarefunds.com/closed-end
Jessica Fitzgerald
215 255-1336

PAGE 3 | delawarefunds.com	© 2019 Macquarie Management Holdings, Inc.

Press release

PHILADELPHIA, November 29, 2019

Statement Pursuant to Section 19(a) of the Investment Company Act of 1940: DDF

On November 29, 2019, Delaware Investments Dividend and Income Fund, Inc. (NYSE: DDF) (the “Fund”), a closed-end fund, paid a monthly distribution on its common stock of $0.090 per share to shareholders of record at the close of business on November 22, 2019.

The following table sets forth the estimated amount of the sources of distribution for purposes of Section 19 of the Investment Company Act of 1940, as amended, and the related rules adopted thereunder. The Fund estimates the following percentages, of the total distribution amount per share, attributable to (i) net investment income, (ii) net realized short-term capital gain, (iii) net realized long-term capital gain and (iv) return of capital or other capital source. These percentages are disclosed for the current distribution as well as the fiscal year-to-date cumulative distribution amount per share for the Fund.

Current Distribution from:
	Per Share ($)%
Net Investment Income	0.0185	20.6%
Net Realized Short-Term Capital Gain	0.0000	0.0%
Net Realized Long-Term Capital Gain	0.0715	79.4%
Return of Capital or other Capital Source	0.0000	0.0%
Total (per common share)	0.0900	100.00%

Fiscal Year-to-Date Cumulative
Distributions from:
	Per Share ($)%
Net Investment Income	0.2564	23.5%
Net Realized Short-Term Capital Gain	0.0000	0.0%
Net Realized Long-Term Capital Gain	0.7643	70.0%
Return of Capital or other Capital Source	0.0708	6.5%
Total (per common share)	1.0915	100.00%

Shareholders should not draw any conclusions about the Fund’s investment performance from the amount of this distribution or from the terms of the Fund’s managed distribution policy. The amounts and sources of distributions reported in this 19(a) Notice are only estimates and are not being provided for tax reporting purposes. The actual amounts and sources of the amounts for tax reporting purposes will depend upon the Fund’s investment experience during the remainder of its fiscal year and may be subject to changes based on tax regulations. The Fund will send you a Form 1099-DIV for the calendar year that will tell you how to report these distributions for federal income tax purposes.

Subject to the foregoing, the Fund estimates (as of the date hereof) that it has distributed more than its income and net realized capital gains for the fiscal year ending November 30, 2019; therefore, a portion of your distribution may be a return of capital. A return of capital may occur for example, when some or all of the money that you invested in the Fund is paid back to you. A return of capital distribution does not necessarily reflect the Fund’s investment performance and should not be confused with ‘yield’ or ‘income.’

Presented below are return figures, based on the change in the Fund’s Net Asset Value per share (“NAV”), compared to the annualized distribution rate for this current distribution as a percentage of the NAV on the last business day of the month prior to distribution record date.

Fund Performance & Distribution Information

Fiscal Year to Date (12/01/2018 through 10/31/2019)
Annualized Distribution Rate as a Percentage of NAV^	9.93%
Cumulative Distribution Rate on NAV^^	10.03%
Cumulative Total Return on NAV*	5.78%

Average Annual Total Return on NAV for the 5 Year
Period Ending 10/31/19**	7.16%

^ Based on the Fund’s NAV as of October 31, 2019.

^^ Cumulative distribution rate is the cumulative amount of distributions paid during the Fund’s fiscal year ending November 30, 2019 based on the Fund’s NAV as of October 31, 2019.

*Cumulative fiscal year-to-date return is based on the change in NAV including distributions paid and assuming reinvestment of these distributions for the period December 1, 2018 through October 31, 2019.

**The 5 year average annual total return is based on change in NAV including distributions paid and assuming reinvestment of these distributions and is through the last business day of the month prior to the month of the current distribution record date.

While the NAV performance may be indicative of the Fund’s investment performance, it does not measure the value of a shareholder’s investment in the Fund. The value of a shareholder’s investment in the Fund is determined by the Fund’s market price, which is based on the supply and demand for the Fund’s shares in the open market.

About DDF

The Fund’s primary investment objective is to seek high current income; capital appreciation is a secondary objective. The Fund seeks to achieve its objectives by investing, under normal circumstances, at least 65% of its total assets in income-generating equity securities, including dividend-paying common stocks, convertible securities, preferred stocks, and other equity-related securities, which may include up to 25% in real estate investment trusts (REITs) and real estate industry operating companies. Up to 35% of the Fund's total assets may be invested in nonconvertible debt securities consisting primarily of high-yield, high-risk corporate bonds. In addition, the Fund utilizes leveraging techniques in an attempt to obtain a higher return for the Fund. There is no assurance that the Fund will achieve its investment objectives.

The Fund has implemented a managed distribution policy. Under the policy, the Fund is managed with a goal of generating as much of the distribution as possible from net investment income and short-term capital gains. The balance of the distribution will then come from long-term capital gains to the extent permitted, and if necessary, a return of capital. Even though the Fund may realize current year capital gains, such gains may be offset, in whole or in part, by the Fund’s capital loss carryovers from prior years.

PAGE 2 | delawarefunds.com	© 2019 Macquarie Management Holdings, Inc.

Currently under the Fund’s managed distribution policy, the Fund makes monthly distributions to common shareholders at a targeted annual distribution rate of 10% of the Fund’s average net asset value (“NAV”) per share. The Fund will calculate the average NAV per share from the previous three full months immediately prior to the distribution based on the number of business days in those three months on which the NAV is calculated. The distribution will be calculated as 10% of the prior three month’s average NAV per share, divided by 12. The Fund will generally distribute amounts necessary to satisfy the Fund’s managed distribution policy and the requirements prescribed by excise tax rules and Subchapter M of the Internal Revenue Code. This distribution methodology is intended to provide shareholders with a consistent, but not guaranteed, income stream and a targeted annual distribution rate and is intended to narrow the discount between the market price and the NAV of the Fund’s common shares, but there is no assurance that the policy will be successful in doing so. The methodology for determining monthly distributions under the Fund’s managed distribution policy will be reviewed at least annually by the Fund’s Board of Directors, and the Fund will continue to evaluate its distribution in light of ongoing market conditions.

The payment of dividend distributions in accordance with the managed distribution policy may result in a decrease in the Fund’s net assets. A decrease in the Fund’s net assets may cause an increase in the Fund’s annual operating expenses and a decrease in the Fund’s market price per share to the extent the market price correlates closely to the Fund’s net asset value per share. The managed distribution policy may also negatively affect the Fund’s investment activities to the extent that the Fund is required to hold larger cash positions than it typically would hold or to the extent that the Fund must liquidate securities that it would not have sold, for the purpose of paying the dividend distribution. The managed distribution policy may, under certain circumstances, cause the amounts of taxable distributions to exceed the amount minimally required to be distributed under the tax rules, such excess will be taxable as ordinary income to the extent loss carry forwards reduce the required amount of capital gains distributions in that year. Investors should consult their tax advisor regarding federal, state, and local tax considerations that may be applicable in their particular circumstances.

About Macquarie Investment Management

Macquarie Investment Management, a member of Macquarie Group, includes the former Delaware Investments and is a global asset manager with offices throughout the United States, Europe, Asia, and Australia. As active managers, we prioritize autonomy and accountability at the team level in pursuit of opportunities that matter for clients. Macquarie Investment Management is supported by the resources of Macquarie Group (ASX: MQG; ADR: MQBKY), a global provider of asset management, investment, banking, financial and advisory services.

Advisory services are provided by Macquarie Investment Management Business Trust, a registered investment advisor. Macquarie Group refers to Macquarie Group Limited and its subsidiaries and affiliates worldwide. For more information about Delaware Funds® by Macquarie, visit delawarefunds.com or call 800 523-1918.

Other than Macquarie Bank Limited (MBL), none of the entities referred to in this document are authorized deposit-taking institutions for the purposes of the Banking Act 1959 (Commonwealth of Australia). The obligations of these entities do not represent deposits or other liabilities of MBL, a subsidiary of Macquarie Group Limited and an affiliate of Macquarie Investment Management. MBL does not guarantee or otherwise provide assurance in respect of the obligations of these entities, unless noted otherwise.

Contacts

Investors	Media contacts
Computershare	Daniela Palmieri
866 437-0252	215 255-8878
delawarefunds.com/closed-end
Jessica Fitzgerald
215 255-1336

PAGE 3 | delawarefunds.com	© 2019 Macquarie Management Holdings, Inc.